November 30, 1998

                                            As supplemented on December 16, 1998

[GRAPHIC]

PROSPECTUS

EUCLID MARKET NEUTRAL FUND

Euclid Market Neutral Fund (the "Fund") seeks to increase the value of your investment (capital appreciation) in bull markets and in bear markets while maintaining minimal exposure to general market risk by always having both long and short positions in equity securities.

The Fund utilizes proprietary stock selection models that are designed to predict relative performance of stocks. The Euclid Market Neutral Fund strives to profit by buying stocks that are ranked favorably (and therefore deemed likely to outperform) and by selling short stocks that are ranked poorly (and therefore deemed likely to underperform).

It is expected that the Fund's performance will have little correlation with the direction of the stock market. The Fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. For a description of the risks of an investment in the Fund and the differences between an investment in the Fund and in 3-month Treasury Bills, see "Investment Objective" and "Risk Factors."

Shares of the Fund are not deposits or obligations of, or guaranteed, endorsed or insured by, any entity or person, including the U.S. Government and the Federal Deposit Insurance Corporation.

The Fund is the first of a series of Euclid Mutual Funds, a Delaware business trust (the "Trust"). The Trust is an open-end, diversified management investment company.

Call your financial advisor or write us at 900 Third Avenue, New York, NY 10022-4728, or call 1-800-272-2700 for more information.

This prospectus will help you learn more about the Fund. Please read it carefully before you invest, and keep it for future reference.

Our Statement of Additional Information (SAI) dated November 30, 1998, as may be amended from time to time, includes more information about the Fund's policies and procedures. You can obtain a free copy by calling 1-800-272-2700. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the SAI and other information regarding the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

For its first six months of operations, the Fund's Class A Shares declined 4.4%, compared to the 2.5% return of 3-month Treasury Bills. Class B, C, and I Shares declined 4.7%, 4.8%, and 4.3%, respectively.

The models we use to identify long and short candidates rank stocks on the basis of various growth and value characteristics. During the Fund's initial six months of operation, however, the market valued "size" (i.e. very large, well-known stocks) more than fundamentals. The "bigger is better" sentiment was further fueled by Russia's economic turmoil, Japan's deepening recession, the unwinding of some highly leveraged hedge funds and the ongoing presidential scandal. The pessimism created by these events resulted in a flight to very large, well-known stocks, though they lacked both compelling earnings and attractive value.


CHOOSING AMONG CLASSES WHEN PURCHASING SHARES
The Fund offers investors four classes of shares, which are described below. All except Class I Shares bear sales charges in different forms and amounts and all bear different levels of expenses (see Fee Table). You should choose the class of shares that is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

Class A Shares are sold with an initial sales charge that varies based upon the amount invested as shown in the table below. Class B Shares have no initial sales charge, but are subject to a declining contingent deferred sales charge
(CDSC) if sold within six years of purchase. Class C Shares have no initial sales charge, but are subject to a CDSC if sold within one year of purchase. Class B and Class C Shares have higher annual expenses than Class A Shares. Class B Shares convert to Class A Shares after a holding period of seven years from the initial purchase. Class C Shares have a shorter CDSC period than Class B Shares, but they do not convert to Class A Shares. Class I Shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class I Shares are only available to persons subject to the Manager's Code of Ethics relating to securities transactions, to tax-exempt retirement plans of the distributor and its affiliates, and to institutional investors that invest at least $1 million directly with the distributor. Institutional investors include:
(1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and certain other self-directed retirement plans); (2) unaffiliated banks, insurance companies and other institutional accounts purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations.

Contingent Deferred Sales Charge (CDSC). The applicable CDSC rate for each class of shares is set forth in the Fee Table and under "Class B Shares." The CDSC is imposed on the lesser of the current market value or the initial cost of the shares being redeemed. No CDSC is imposed upon shares acquired by reinvesting distributions. In determining whether a CDSC applies, the order of redemption is first of shares purchased through reinvestment and then of shares held the longest. Any CDSC is paid to the distributor or directly to a third party at the direction of the distributor.

We may waive the CDSC on redemption(s): (a) following the death of a shareholder; (b) if a shareholder becomes unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; (c) when a total or partial redemption is made in connection with a distribution from retirement plans after reaching age 59 1/2, except that if, immediately prior to the redemption, the aggregate amount invested by the retirement plan in Class B Shares of the Fund (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the retirement plan's assets in the Fund or any other fund distributed by Zweig Securities Corp., then the CDSC will not be waived;
(d) from certain retirement plans; (e) under the systematic withdrawal program if the amount being withdrawn per month is no more than 1% of the value of the account at the time the program was established; and (f) effected pursuant to the Fund's right to liquidate a shareholder's account if it is less than the then effective minimum account size.

The distributor has sold, and expects to sell in the future, the right to receive all or substantially all of the 12b-1 distribution fees on Class B Shares together with the related CDSC in the event the Shares are redeemed within six (6) years of purchase. The holder of the right to receive such payments, in its sole discretion, may elect to establish its own waiver criteria, which may differ from those set forth above.

CLASS A SHARES. Class A Shares are sold at net asset value plus the applicable sales charge. The offering price applies to purchases made by a single purchaser or by a single trust account. An individual, his or her spouse, and children under 21 are considered to be a single purchaser. The sales charge on Class A Shares is allocated between your investment dealer and the distributor, as shown below.

Quantity discounts on Class A Shares. When you invest in Class A Shares, you may receive quantity discounts at certain dollar levels, or breakpoints. The more you invest, the smaller percentage you pay in sales charges, as shown below.


                                                Sales Charge as a Percentage of
                                        ------------------------------------------------
                                         Offering Price of           Net Asset Value of      Dealer's Sales
Amount Invested                         the Shares Purchased        the Shares Purchased       Concession
-----------------------------------------------------------------------------------------------------------
Less than $50,000                               5.50%                      5.82%                 4.75%
$50,000 but less than $100,000                  4.75%                      4.99%                 4.00%
$100,000 but less than $250,000                 3.75%                      3.90%                 3.25%
$250,000 but less than $500,000                 2.75%                      2.83%                 2.25%
$500,000 but less than $1,000,000               1.75%                      1.78%                 1.50%
$1,000,000 or more                              0.00%                      0.00%              (see below)

THE DISTRIBUTOR
Zweig Securities Corp. serves as distributor of shares of the Fund. At any given time, the distributor may incur expenses in distributing shares of the Fund that are in excess of the total payments made by the Fund under the Rule 12b-1 Plans for distribution (Class I Shares do not have a Rule 12b-1 Plan). Because there is no requirement that the distributor be reimbursed for all its expenses, or that a plan be continued from year to year, this excess does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses in excess of payments made to the distributor under the plans, if for any reason a plan is terminated, the Board of Trustees will consider the manner in which to treat such expenses. Any cumulative unreimbursed expenses may or may not be recovered through future distribution fees.

A service fee equal to 0.25% may be paid to financial services firms, including NASD member firms that have signed agreements for continuous personal service by such firms to investors in the Fund. Such firms may also be paid a portion of the asset-based sales charges on Class C Shares, so that these dealers receive such reallowances at the following aggregate annual rates: (i) 0.25% commencing from date of purchase for the Class A Shares, (ii) 0.25% commencing one year after purchase for the Class B Shares, and (iii) 0.95% commencing one year after purchase for the Class C Shares.


THE MANAGER AND MANAGEMENT FEE
Euclid Advisors LLC, a wholly-owned subsidiary of Zweig/Glaser Advisers, manages the investments of the Fund. In addition to managing the Fund's investments, Euclid Advisors LLC also makes recommendations with respect to the Fund's business affairs, furnishes certain administrative services, office space and equipment, and permits its employees or arranges for employees of affiliates to serve as the officers of the Trust without additional compensation from the Fund. The Manager's fee is based on the average daily net assets of the Fund at the annual rate of 1.50%. The rate is constant and does not diminish with an increase in the net assets of the Fund. The management fee is higher than that paid by most funds. All other expenses incurred in the operation of the Fund, a detailed list of which appears in the SAI, are borne by the Fund.

Zweig/Glaser Advisers, parent of the Manager, and the Fund's distributor, Zweig Securities Corp., have entered into an agreement pursuant to which they will become wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("Phoenix"), a 60-percent owned subsidiary of Phoenix Home Life Mutual Insurance Company.

Phoenix is a large, diversified financial services organization that provides a variety of investment products and services to investors throughout the United States and abroad, including management, administrative and distribution services to more that 40 mutual funds. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange.

Because the transaction  would  constitute an iassignmenti  under the Investment
Company Act, it would terminate the Fund's investment advisory agreement. Accordingly, the Manager intends to seek approval of a new agreement by the Fund's shareholders prior to closing the transaction. The closing is expected to take place in the first quarter of 1999, subject to a number of conditions, including shareholder approval of the new agreement.

After the closing, the Manager will continue to operate out of its offices in New York City and David Katzen will continue to be the Fund's portfolio manager.

Brokerage Transactions. To buy and sell securities for the Fund, Euclid Advisors LLC may use its broker/dealer affiliates or other firms that sell shares of the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers.


ORGANIZATION OF THE FUND
The Trust was established as a Delaware business trust on February 3, 1998. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of funds and classes. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

                           EUCLID MARKET NEUTRAL FUND

The November 30, 1998 prospectus as supplemented on December16, 1998 is changed as follows:

The following paragraphs have been added to page 15 after the first paragraph under the caption THE MANAGER AND MANAGEMENT FEE:

     Zweig/Glaser Advisers, parent of the Manager, and the Fund's distributor, Zweig Securities Corp., have entered into an agreement pursuant to which they will become wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("Phoenix"), a 60-percent owned subsidiary of Phoenix Home Life Mutual Insurance Company.

     Phoenix is a large, diversified financial services organization that provides a variety of investment products and services to investors throughout the United States and abroad, including management, administrative and distribution services to more that 40 mutual funds. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange.

     Because the transaction would constitute an "assignment" under the Investment Company Act, it would terminate the Fund's investment advisory agreement. Accordingly, the Manager intends to seek approval of a new agreement by the Fund's shareholders prior to closing the transaction. The closing is expected to take place in the first quarter of 1999, subject to a number of conditions, including shareholder approval of the new agreement.

     After the closing, the Manager will continue to operate out of its offices in New York City and David Katzen will continue to be the Fund's portfolio manager.